Exhibit 10.11

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS WARRANT TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

No. 69

WARRANT TO PURCHASE COMMON STOCK

OF

PLURISTEM LIFE SYSTEMS, INC. (the “Company”)

VOID AFTER 17:00 p.m. N.Y. Time

on the last day of the Term (as set forth in Section 1 below)

This is to certify that, for value received, JOSEPH CORSO, or its registered assigns (the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from the Company an aggregate of 1,750,000 fully paid and non-assessable shares of the Common Stock, as adjusted from time to time as provided below (“Common Stock” and such shares, the “Warrant Shares”) of the Company, as constituted on the date hereof (the “Warrant Issue Date”), upon surrender of this Warrant and the Notice of Exercise annexed hereto, duly completed and executed on behalf of the Holder, at the principal office of the Company referred to below, and simultaneous payment therefor in lawful money of the United States, at the Exercise Price as set forth in Section 2 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below.

1.

Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, at any time during the term commencing on the Warrant Issue Date and ending at the earlier of (i) November 30, 2006; or (ii) subject to notice requirements of Section 12(b) hereto, the acquisition of the Company by another entity by means of a reorganization, merger or consolidation which results in more than fifty percent (50%) of the outstanding voting securities of the surviving entity being held by persons who were not stockholders of the Company immediately prior to such transaction; or (iii) subject to notice requirements of Section 12(b) hereto, a sale, lease, assignment, transfer or other disposition of all or substantially all of the assets of the Company; (each of the event in this subsections (ii) and (iii), a “M&A Transaction”); (the “Term”), and shall be void thereafter.

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2.	Exercise Price. The purchase price at which this Warrant may be exercised shall be $0.30 per Warrant Share, as adjusted from time to time pursuant to Section 9 hereof (the “Exercise Price”).
3.	Exercise of Warrant
3.1.

Manner of Exercise. This Warrant is exercisable by the Holder in whole or in part, at any time and from time to time, during the Term, by the surrender of this Warrant and the Notice of Exercise annexed hereto, duly completed and executed on behalf of the Holder, to the Secretary of the Company at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), provided that the Holder shall also deliver to the Company, concurrent with such surrender, a check payable in lawful money of the United States for the aggregate Exercise Price for the Warrant Shares being purchased.

3.2.

This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within thirty (30) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the remaining number of shares for which this Warrant may then be exercised.

4.

No Fractional Shares or Scrip. No fractional shares or scrip representing fractional share shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall round up such fraction to the nearest whole number.

5.

Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

6.

Compliance with Securities Laws. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee.

	6.1.	The Holder of this Warrant, by acceptance hereof, acknowledges that (i) this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as an agent or nominee for any other party, and for investment; (ii) the Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares except under circumstances that will not result in a violation of any federal securities laws, including without limitation the Act, any state securities laws or any applicable securities law of foreign jurisdictions, or any rules or regulations promulgated thereunder; and (iii) such Holder is either an “accredited investor” within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect or is not a U.S. Person, as defined by Regulation S promulgated under the Act.

6.2.

Unless the Warrant Shares have been registered under the Act, all shares issuable hereunder shall bear the following legend: THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

7.

Reservation of Stock. The Company covenants that during the Term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to provide sufficient reserves of shares of the Common Stock issuable upon the exercise of the Warrant. The Company further covenants that all Warrant Shares will be duly authorized, validly issued, fully paid and nonassessable, and will be free from all taxes, liens and preemptive rights in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares issued upon the exercise of this Warrant.

8.

Amendments and Waivers. This Warrant is being issued as one of a series of warrants issued by the Company on the date hereof and, accordingly, any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the holder of this Warrant. Any amendment or waiver effected in such manner shall be effective to modify or waive the provisions of this Warrant. No waivers of, or exceptions to any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

9.	Adjustments. The Exercise Price and the number of Warrant Shares purchasable hereunder are subject to adjustment from time to time during the Term of this Warrant as follows:

9.1.

Reclassification. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and un-expired shall, by reorganization or reclassification of securities or otherwise (including in connection with any anti-dilution adjustments), change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such reorganization or reclassification or other change and the Exercise Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted (provided the aggregate purchase price shall remain the same) such that this Warrant shall be exercisable into, in lieu of the number of Warrant Shares which the Holder would otherwise have been entitled to receive, a number of shares of such other class or classes of stock that would have been subject to receipt by the Holder had the Holder exercised the Warrant immediately before that change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof.

9.2.

Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion hereof, remains outstanding and un-expired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased and the number of securities issuable upon exercise proportionately increased in the case of a split or subdivision or the Exercise Price of such securities shall be proportionately increased and the number of securities issuable upon exercise proportionately decreased in the case of a combination. Any adjustment under this Section 9.2 shall become effective concurrently with the subdivision or combination becomes effective.

9.3.

Adjustments for Dividends in Stock or Other Securities or Property. If, while this Warrant, or any portion hereof, remains outstanding and un-expired, the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property of the Company by way of dividend or otherwise, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon the exercise of this Warrant, and without payment of any additional consideration thereof, the amount of such other or additional stock or other securities or property as aforesaid of the Company which such Holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 9. Any adjustment under this Section 9.3 shall become effective as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

9.4.

Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 9, the Company shall, upon the written request of any holder of this Warrant, furnish or cause to be furnished to such holder a certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

9.5.

No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Section 9 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of this Warrant against impairment.

10.

Governing Law. This Warrant and the legal relations between the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of Israel without regard to its conflict of laws principles. The parties hereto agree to submit to the nonexclusive jurisdiction of the federal and state courts of the State of Israel with respect to the breach or interpretation of this Warrant or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations between the parties arising under this Warrant.

11.

Entire Agreement, Successors and Assigns. This Warrant constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assign as a matter law, heirs, executors and administrators of the parties hereto. The Holder may not assign, distribute or otherwise transfer this Warrant without the consent of the Company (and in such event subject to the provisions of Section 6 herein), except for a permitted transfer as such term is defined in the Investors’ Rights Agreement dated as of the date hereof between the Company and certain of its stockholders, as amended from time to time.

12.	Notices, Etc. (a) Any notice required or permitted by any provision of this Agreement shall be given in writing and shall be delivered personally, by courier, by facsimile or by registered or certified mail, postage prepaid, addressed (i) in the case of the Company, to its principal office; and (ii) in the case of any Investor, to the address of such Investor as set forth on the signature page hereto or such other address of such Investor as shall be designated in writing from time to time by such Investor. Notices that are mailed shall be deemed received five (5) days after deposit in the United States or Israeli mail. Notices sent by courier or overnight delivery shall be deemed received two (2) days after they have been so sent. Notices sent by facsimile shall be deemed received on the day of written confirmation of receipt of such facsimile.

(b)           The Company shall give the Holder a written notice of impending M&A Transaction or a transaction (including, without limitation, any reorganization, merger or consolidation, or sale or exchange of capital stock) as a result of which the stockholders of the Company immediately prior to such transaction receive cash, securities of a publicly traded company, or any other assets, or a combination thereof, as consideration, not later than twenty (20) business days prior to the stockholders’ meeting called to approve such transaction, or twenty (20) business days prior to the closing of such transaction, whichever is earlier, and shall also notify the Holder in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Warrant in connection therewith, and the Company shall thereafter give the Holder prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) business days after the Company has given the first notice provided for herein or sooner than twenty (20) business days after the Company has given notice of any material changes provided for herein.

13.

Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Warrant, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Subject to Section 8, any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Warrant, or any waiver on the part of any Holder of any provisions or conditions of this Warrant, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Warrant or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

14.	Expenses. Except as otherwise provided herein, the Company and the Holder shall each bear its own expenses incurred on its behalf with respect to this Warrant and the transactions contemplated hereby.
15.

Severability. In the event that any provision of this Warrant becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Warrant shall continue in full force and effect without said provision, and such provision shall be given effect to the extent legally possible.

16.	Titles and Subtitles. The titles and subtitles used in this Warrant are used for convenience only and are not considered in construing or interpreting this Warrant.
17.	Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Warrant.
18.

No Stockholder Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including (without limitation) the right to vote such Warrant Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

[Balance left blank intentionally]

IN WITNESS HEREOF, Pluristem Life Systems, Inc. has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: January 27, 2005

PLURISTEM LIFE SYSTEMS, INC.

By:	__________________________
Name:
Title:

AGREED AND ACCEPTED BY:

[	]

By:	_____________________________ (signature)

Name:
Title:

Address: ___________________________

___________________________________

Fax: _______________________________

NOTICE OF EXERCISE

To: Pluristem Life Systems, Inc.

NOTICE OF EXERCISE

1.

The undersigned hereby elects to purchase __________ shares of the Common Stock of Pluristem Life Systems, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

2.	Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

___________________________________

(Name)

___________________________________

___________________________________

___________________________________

(Address)

3.

In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as an agent or nominee for any other party, and for investment, and that the undersigned will not offer, sell, or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of any federal securities laws, including without limitation the Securities Act of 1933, as amended, any state securities laws or any applicable securities laws of foreign jurisdictions or any rules or regulations promulgated thereunder.

___________________________________

(Signature)

___________________________________

(Date)